EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of LaBarge, Inc. (the “Company”) on Form 10-Q for the period ended December 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald H. Nonnenkamp, Vice President, CFO and Secretary of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 5, 2009	/S/DONALD H. NONNENKAMP
Donald H. Nonnenkamp
Vice President, CFO and Secretary